UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 14, 2006

QuickLogic Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive
Sunnyvale, CA 94089-1138

(Address of principal executive offices, including zip code)

(408) 990-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 14, 2006, QuickLogic Corporation (the “Company”) received a written Staff Determination notice from the Nasdaq Global Market stating that the Company is not in compliance with the requirements for continued listing under Nasdaq’s Marketplace Rule 4310(c)(14) because the Company has not timely filed its Quarterly Report on Form 10-Q for the quarter ended October 1, 2006, and that its securities are, therefore, subject to delisting from the Nasdaq Global Market. The Company previously announced in a press release dated August 16, 2006 that it had received a Staff Determination notice because it had not timely filed its Quarterly Report on Form 10-Q for the quarter ended July 2, 2006. A copy of the press release issued on November 20, 2006 announcing the receipt of the notice is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company had a hearing with the Nasdaq Listing Qualifications Panel for continued listing on the Nasdaq Global Market on September 26, 2006 and has not received a decision from the Listing Qualifications Panel.  The November 14, 2006 Nasdaq Staff Determination notice indicated that the Nasdaq Listing Qualification Panel will also consider the not timely filed third quarter report in rendering a determination regarding the Company’s continued listing on The Nasdaq Global Market. The Company will present its views with respect to this matter to the Listing Qualifications Panel. The Company is awaiting the decision of the Listing Qualifications Panel. Pending a decision by the Listing Qualifications Panel, the Company’s securities will remain listed on The Nasdaq Global Market. There can be no assurance that the Listing Qualifications Panel will grant the Company’s request for continued listing.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press release of QuickLogic Corporation dated November 20, 2006

Safe Harbor Statement Under The Private Securities Litigation Reform Act of 1995

This Form 8-K contains forward-looking statements made by the Company relating to its listing status on the Nasdaq Global Market and the possible conclusions of the Nasdaq Listing Qualifications Panel as well as the Company’s review of its historical stock option grants. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to the outcome of the review of our historical stock option grants and related accounting; the impact of any actions that may be taken or required as a result of such review, including potential accounting adjustments for historical stock option expenses; the effect of our failure to timely file all required reports under the Securities Exchange Act of 1934, as amended; the potential delisting of our common stock from The Nasdaq Global Market; the outcome of the SEC informal inquiry; the risks that may be associated with claims or proceedings relating to such matters, including shareholder litigation and formal action by the SEC or other governmental agencies; and that, as a result of such failure to file reports with the SEC, the Company may be subject to claims that it is in default under or in breach of existing contractual obligations.

Additional risks are described in the Company’s public reports filed with the Securities and Exchange Commission, including the risks discussed in the “Risk Factors” section in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in the Company’s prior press releases.  The forward-looking statements in this Form 8-K speak only as of the date they are made, and the Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QuickLogic Corporation

	By:	/s/ Carl M. Mills
Carl M. Mills Vice President of Finance and Chief Financial Officer

Date: November 20, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of QuickLogic Corporation dated November 20, 2006